Policy Specifications

Policy Number	Insured	Sex of Insured

[SPECIMEN]	[JOHN MIDDLE DOE]	[MALE]

Issue Age of Insured	Policy Start Date	Policy Issue Date

[35]	[APRIL 1, 2023]	[APRIL 1, 2023]

Face Amount	Risk Class	Insurance Department Phone Number

$[50,000.00]	[GDR SMOKER]

[XXX-XXX-XXXX]

Separate Account

[Brighthouse Separate Account L]

Schedule of Benefits

Flexible Premium Adjustable Life Insurance Policy

[Guaranteed Distribution Rider]

[Aviation Limitation Rider]

[Special Hazard Exclusion Rider]

Accelerated Death Benefit for Terminal Illness

Minimum Accelerated Death Benefit Amount	$[20,000.00]

Maximum Accelerated Death Benefit Amount	Lesser of: [50]% of the Face Amount and $[250,000.00]

Premium Payments*

Planned First Year Lump Sum	$[0.00]

[Planned [Annual] Premium]

[Payment for Year 1	$[10,000.00]

Payment for Years 2 – 20	$[10,000.00]

Payment for Years 21 and Later]	$[0.00]

* It is possible that insurance coverage may not continue to Attained Age 121 even if your Planned Premium Payments are paid in a timely manner. This is due to the fact that current cost of insurance and interest rates are not guaranteed, and Policy Loans may be taken. You may change your Planned Premium Payments; however, new Policy Specifications pages will not be sent to you for such a change.

The Policy will stay in effect after Attained Age 121 as long as the Cash Surrender Value remains greater than or equal to zero. No Annual Deductions will be taken on or after Attained Age 121. However, Loan Interest will be charged on any Policy Loan.

(Sex-Distinct)

Policy Specifications

Policy Number	[SPECIMEN]	Insured	[JOHN MIDDLE DOE]

Limits That Apply to Your Policy

Minimum Face Amount	$[50,000.00]

Minimum Premium Payment Amount	$[10,000.00]

Minimum Loan Amount	$[100.00]

Percentage Used to Calculate Loan Value	[90.0]%

Interest Rates
Fixed Account Guaranteed Minimum Interest Rate	Loan Account Guaranteed Minimum Interest Rate

[1.00]%	[Years 1- 20] [1.00]%

[Years 21 & Later] [2.00]%

Credited interest rates may be changed at any time but will never be less than the minimums shown.

Schedule of Rates

All charges are described in your Policy.

Maximum Percent of Premium Charge Rate

[Years 1-20	[25.00]% of each Premium Payment

Years 21 & Later]	[24.00]% of each Premium Payment

Maximum Annual Administrative Charge Rate

[Years 1-20	[1.382] per $1,000 of Face Amount

Years 21 & Later]	[1.222] per $1,000 of Face Amount

Maximum Annual Indexed Account Charge Rate

[Years 1-20]	[0.75]% of the Total Indexed Account Balance

Years 21 & Later]	[0.50]% of the Total Indexed Account Balance

(Sex-Distinct)

Policy Specifications

Annual Cost of Insurance Charge

The charge equals the Net Amount at Risk times the Annual Cost of Insurance Rate divided by 1,000. See the Table of Guaranteed Maximum Annual Cost of Insurance Rates below.

Annual Maximum Fixed Loan Interest Rate

[Years 1-20	[5.00]%

Years 21 & Later]	[4.00]%

Any changes to the Annual Cost of Insurance Rates and to charges shown above will not exceed the maximums shown. All Annual Cost of Insurance charges and rates may be changed based only on changes in our future expectations as to: mortality; investment earnings; taxes; expenses; capital and reserve requirements; profits and persistency. Changes will only be made according to procedures and standards filed, if required, with the state which governs the Policy. Changes will be made on a future basis only (and will not recoup past losses or distribute past gains) and will not be unfairly discriminatory.

[Policy Deduction Method

Policy deductions are taken proportionally from the Fixed Account, Holding Accounts, and Indexed Accounts. The proportional amounts are calculated based on the Cash Values across all accounts. The sum of the values in an Indexed Account and its associated Holding Account is considered one proportion. However, the corresponding proportional amount is subtracted first from the Holding Account until it has been reduced to zero and then any remaining amount is subtracted from the associated Indexed Account.]

Surrender Charge Schedule

Beginning of Year	Surrender Charge
1	[$11.72
2	11.72
3	11.27
4	10.79
5	10.30
6	9.79
7	8.81
8	7.83
9	6.85
10	5.87
11 & Later	0.00	]

When We Deduct a Surrender Charge

A Surrender Charge may be deducted during the first [10 policy] years. During the surrender charge period, a Surrender Charge will apply upon surrender and upon lapse.

Policy Specifications

Policy Number	[SPECIMEN]	Insured	[JOHN MIDDLE DOE]

Basis of Computation of Minimum Cash Value	2017 CSO MORTALITY TABLE FOR A [MALE STANDARD SMOKER], AGE LAST BIRTHDAY

Annual Cost of Insurance Factor	[1.01]

Table of Guaranteed Maximum Annual Cost of Insurance Rates (per $1,000 of Net Amount at Risk)

Attained Age	Rate	Attained Age	Rate	Attained Age	Rate

[35	1.54	64	18.72	93	234.91
36	1.98	65	20.79	94	247.51
37	2.01	66	22.98	95	260.93
38	2.14	67	25.27	96	277.49
39	2.25	68	27.73	97	295.83
40	2.38	69	30.43	98	316.19
41	2.65	70	33.48	99	338.24
42	2.90	71	36.94	100	360.89
43	3.12	72	40.76	101	383.06
44	3.28	73	44.87	102	405.02
45	3.46	74	49.13	103	426.37
46	3.68	75	53.41	104	446.73
47	3.92	76	57.63	105	465.70
48	4.19	77	61.83	106	486.31
49	4.49	78	66.12	107	512.38
50	4.84	79	70.67	108	539.81
51	5.23	80	75.62	109	568.67
52	5.68	81	80.88	110	599.03
53	6.17	82	87.59	111	630.96
54	6.73	83	96.33	112	664.53
55	7.37	84	106.24	113	699.81
56	8.09	85	117.49	114	736.87
57	8.91	86	130.12	115	775.78
58	9.84	87	144.09	116	816.60
59	10.91	88	159.06	117	859.40
60	12.13	89	174.61	118	904.21
61	13.53	90	190.37	119	951.08
62	15.10	91	205.84	120	1000.00
63	16.82	92	220.80	121	0.00]

Policy Specifications

Policy Number	[SPECIMEN]	Insured	[JOHN MIDDLE DOE]

Death Benefit Calculation Test*	Cash Value Accumulation Test

Minimum Death Benefit Factors

Attained Age	Factor	Attained Age	Factor	Attained Age	Factor
[35	4.100	65	1.773	95	1.001
36	4.012	66	1.731	96	1.001
37	4.001	67	1.692	97	1.001
38	3.954	68	1.654	98	1.001
39	3.811	69	1.618	99	1.001
40	3.738	70	1.584	100	1.001
41	3.618	71	1.552	101	1.001
42	3.502	72	1.522	102	1.001
43	3.391	73	1.493	103	1.001
44	3.285	74	1.466	104	1.001
45	3.182	75	1.441	105	1.001
46	3.082	76	1.417	106	1.001
47	2.986	77	1.394	107	1.001
48	2.893	78	1.371	108	1.001
49	2.803	79	1.349	109	1.001
50	2.716	80	1.327	110	1.001
51	2.633	81	1.306	111	1.001
52	2.553	82	1.285	112	1.001
53	2.476	83	1.264	113	1.001
54	2.402	84	1.244	114	1.001
55	2.331	85	1.225	115	1.001
56	2.263	86	1.207	116	1.001
57	2.197	87	1.188	117	1.001
58	2.135	88	1.171	118	1.001
59	2.075	89	1.153	119	1.001
60	2.018	90	1.134	120	1.001
61	1.964	91	1.114	121+	1.001	]
62	1.912	92	1.092
63	1.863	93	1.066
64	1.817	94	1.036

*	This test is used to determine whether this Policy qualifies as life insurance under applicable tax law.

Policy Specifications

Policy Number	[SPECIMEN]	Insured	[JOHN MIDDLE DOE]

[Point-to-Point with Cap Rate and Buffer Rate

Guaranteed Indexed Account Factors

Index	[S&P 500® Index, excluding dividends]

Segment Term	[1 YEAR]

Guaranteed Minimum Holding Account Interest Rate	[1.00]%

Guaranteed Minimum Cap Rate	[3.00]%

Buffer Rate	[10.00]%

Overview – This describes the methods used in calculating Interim Segment Value and the Segment Index-Linked Credit for each Segment of this Indexed Account. The Indexed Account Factors used in determining Interim Segment Value and the Segment Index-Linked Credit take effect on the Segment Start Date and are guaranteed to the Segment Maturity Date but are not guaranteed for future Segments. Indexed Account Factors for each Segment are subject to the Guaranteed Indexed Account Factors shown above. The Indexed Accounts are more fully described in the Indexed Accounts section of the Policy.

Definitions

Buffer Rate – The Buffer Rate for this Indexed Account is the amount of value calculated on any negative index performance that is absorbed by us at the end of the Segment Term. Any negative index performance beyond the Buffer Rate will reduce the Segment Value. The Buffer Rate is shown above.

Cap Rate – The maximum rate that is used in calculating the Segment Index-Linked Credit Rate. The Guaranteed Minimum Cap Rate is shown above. We may declare a higher Cap Rate.

Accrued Cap Rate – The Cap Rate x (Number of days since Segment Start Date ÷ Total number of days in the Interim Segment Term*) [Accrued Buffer Rate – The Buffer Rate x (Number of days since Segment Start Date ÷ Total number of days in the Segment Term*)]

* The total number of days in each year of a Segment Term is 365.

[Accrued Buffer Rate – Equals 100% throughout the Segment Term]

Segment Index Performance –The percentage change in the Closing Value measured from the Segment Start Date to any day within the Segment Term. Segment Index Performance can be positive, negative, or zero.

Policy Specifications

Interim Segment Value Calculation

Interim Segment Value

The Interim Segment Value for this Indexed Account is the value calculated on any day prior to the end of the Segment Term. The Interim Segment Value is calculated as follows:

Interim Segment Value =	The Segment Value (as defined in your Policy) + Accrued Index Return

Accrued Index Return

The Accrued Index Return is calculated as follows:

Accrued Index Return =	The Segment Value (as defined in your Policy) x Segment Index-Linked Credit Rate

Step 1 – Determine Segment Index Performance

Segment Index Performance is calculated as (b ÷ a) – 1, where:

a = the Closing Value of the Index as of the Segment Start Date; and

b = the Closing Value of the Index as of the day of the calculation.

Step 2 – Determine Segment Index-Linked Credit Rate

If the Segment Index Performance is zero or positive,

Segment Index-Linked Credit Rate =	Lesser of Segment Index Performance or Accrued Cap Rate

If the Segment Index Performance is less than zero,

Segment Index-Linked Credit Rate =	Lesser of zero, or (the Segment Index Performance plus the Accrued Buffer Rate).

Segment Index-Linked Credit Calculation

Segment Index-Linked Credit

At Segment Maturity, the Segment Value will be adjusted by the Segment Index-Linked Credit which is equal to the Segment Index-Linked Credit Rate multiplied by the Segment Value on that date.

Step 1 – Determine Segment Index Performance

Segment Index Performance is calculated, as (b ÷ a) – 1, where:

a = the Closing Value of the Index as of the Segment Start Date; and

b = the Closing Value of the Index as of the Segment Maturity Date.

Step 2 – Determine Segment Index-Linked Credit Rate

If the Segment Index Performance is zero, or positive,

Segment Index-Linked Credit Rate =	Lesser of Segment Index Performance or Cap Rate

If the Segment Index Performance is less than zero,

Segment Index-Linked Credit Rate =	Lesser of zero, or (the Segment Index Performance plus the Buffer Rate).

Page 8.1

Policy Specifications

[The S&P 500 Index is a product of S&P Dow Jones Indices LLC (“SPDJI”), and has been licensed for use by affiliates of Brighthouse Financial, Inc. including Brighthouse Services, LLC and Brighthouse Life Insurance Company (collectively, “Brighthouse Financial”). Standard & Poor’s®, S&P® and S&P 500® are registered trademarks of Standard & Poor’s Financial Services LLC (“S&P”); Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”); and these trademarks have been licensed for use by SPDJI and sublicensed for certain purposes by Brighthouse Financial. The Flexible Premium Adjustable Life Policy is not sponsored, endorsed, sold, or promoted by SPDJI, Dow Jones, S&P, any of their respective affiliates (collectively, “S&P Dow Jones Indices”). S&P Dow Jones Indices makes no representation or warranty, express or implied, to the owners of the Flexible Premium Adjustable Life Policy or any member of the public regarding the advisability of investing in securities generally or in the Flexible Premium Adjustable Life Policy Flexible Premium Adjustable Life Policy particularly or the ability of the S&P 500 Index to track general market performance. S&P Dow Jones Indices’ only relationship to Brighthouse Financial with respect to the S&P 500 Index is the licensing of the Index and certain trademarks, service marks and/or trade names of S&P Dow Jones Indices or its licensors. The S&P 500 Index is determined, composed, and calculated by S&P Dow Jones Indices without regard to Brighthouse Financial or the Flexible Premium Adjustable Life Policy. S&P Dow Jones Indices have no obligation to take the needs of Brighthouse Financial or the owners of the Flexible Premium Adjustable Life Policy Flexible Premium Adjustable Life Policy into consideration in determining, composing, or calculating the S&P 500 Index. S&P Dow Jones Indices is not responsible for and has not participated in the determination of the prices, and amount of the Flexible Premium Adjustable Life Policy or the timing of the issuance or sale of the Flexible Premium Adjustable Life Policy Flexible Premium Adjustable Life Policy or in the determination or calculation of the equation by which the Flexible Premium Adjustable Life Policy can be converted into cash, surrendered or redeemed, as the case may be. S&P Dow Jones Indices has no obligation or liability in connection with the administration, marketing, or trading of the Flexible Premium Adjustable Life Policy. There is no assurance that investment products based on the S&P 500 Index will accurately track index performance or provide positive investment returns. S&P Dow Jones Indices LLC is not an investment advisor. Inclusion of a security within an index is not a recommendation by S&P Dow Jones Indices to buy, sell, or hold such security, nor is it considered to be investment advice. Notwithstanding the foregoing, CME Group Inc. and its affiliates may independently issue and/or sponsor financial products unrelated to the Flexible Premium Adjustable Life Policy Flexible Premium Adjustable Life Policy currently being issued by Brighthouse Financial, but which may be similar to and competitive with the Product. In addition, CME Group Inc. and its affiliates may trade financial products which are linked to the performance of the S&P 500 Index.

S&P DOW JONES INDICES DOES NOT GUARANTEE THE ADEQUACY, ACCURACY, TIMELINESS AND/OR THE COMPLETENESS OF THE S&P 500 INDEX OR ANY DATA RELATED THERETO OR ANY COMMUNICATION, INCLUDING BUT NOT LIMITED TO, ORAL OR WRITTEN COMMUNICATION (INCLUDING ELECTRONIC COMMUNICATIONS) WITH RESPECT THERETO. S&P DOW JONES INDICES SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY FOR ANY ERRORS, OMISSIONS, OR DELAYS THEREIN. S&P DOW JONES INDICES MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE OR AS TO RESULTS TO BE OBTAINED BY BRIGHTHOUSE FINANCIAL, OWNERS OF THE PRODUCT, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500 INDEX OR WITH RESPECT TO ANY DATA RELATED THERETO. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT WHATSOEVER SHALL S&P DOW JONES INDICES BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE, OR CONSEQUENTIAL DAMAGES INCLUDING BUT NOT LIMITED TO, LOSS OF PROFITS, TRADING LOSSES, LOST TIME OR GOODWILL, EVEN IF THEY HAVE BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, WHETHER IN CONTRACT, TORT, STRICT LIABILITY, OR OTHERWISE. THERE ARE NO THIRD PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN S&P DOW JONES INDICES AND BRIGHTHOUSE FINANCIAL, OTHER THAN THE LICENSORS OF S&P DOW JONES INDICES.]]

Page 8.2

Policy Specifications

Policy Number	[SPECIMEN]	Insured	[JOHN MIDDLE DOE]

[Point-to-Point with Step Rate and Buffer Rate

Guaranteed Indexed Account Factors

Index	[S&P 500® Index, excluding dividends]

Segment Term	[1 YEAR]

Guaranteed Minimum Holding Account Interest Rate	[1.00]%

Guaranteed Minimum Step Rate	[1.00]%

Buffer Rate	[10.00]%

Overview – This describes the methods used in calculating Interim Segment Value and the Segment Index-Linked Credit for each Segment of this Indexed Account. The Indexed Account Factors used in determining Interim Segment Value and the Segment Index-Linked Credit take effect on the Segment Start Date and are guaranteed to the Segment Maturity Date but are not guaranteed for future Segments. Indexed Account Factors for each Segment are subject to the Guaranteed Indexed Account Factors shown above. The Indexed Accounts are more fully described in the Indexed Accounts section of the Policy.

Definitions

Buffer Rate – The Buffer Rate is the amount of any negative index performance that is absorbed by us at the end of the Segment Term. Any negative index performance beyond the Buffer Rate will reduce the Segment Value. The Buffer Rate is shown above.

Step Rate – The maximum rate that is used in calculating the Segment Indexed-Linked Credit Rate. The Guaranteed Minimum Step Rate is shown above. We may declare a higher Step Rate.

Accrued Step Rate – The Step Rate x (Number of days since Segment Start Date ÷ Total number of days in the Segment Term*)

[Accrued Buffer Rate – The Buffer Rate x (Number of days since Segment Start Date ÷ Total number of days in the Segment Term*)]

* The total number of days in each year of a Segment Term is 365.

[Accrued Buffer Rate – Equals 100% throughout the Segment Term]

Segment Index Performance – The percentage change in a Closing Value measured from the Segment Start Date to any day within the Segment Term. Segment Index Performance can be positive, negative, or zero.

Policy Specifications

Policy Number	[SPECIMEN]	Insured	[JOHN MIDDLE DOE]

Interim Segment Value Calculation

Interim Segment Value

The Interim Segment Value for this Indexed Account is the value calculated on any day prior to the end of the Segment Term. The Interim Segment Value is calculated as follows:

Interim Segment Value =	The Segment Value (as defined in your Policy) + Accrued Index Return

Accrued Index Return

The Accrued Index Return is calculated as follows:

Accrued Index Return =	The Segment Value (as defined in your Policy) x Segment Index-Linked Credit Rate

Step 1 – Determine Segment Index Performance

Segment Index Performance is calculated as (b ÷ a) – 1, where:

a = the Closing Value of the Index as of the Segment Start Date; and

b = the Closing Value of the Index as of the day of the calculation.

Step 2 – Determine Segment Index-Linked Credit Rate

If the Segment Index Performance is zero, or positive,

Segment Index-Linked Credit Rate =	Accrued Step Rate

If the Segment Index Performance is less than zero,

Segment Index-Linked Credit Rate =	Lesser of zero, or (the Segment Index Performance plus the Accrued Buffer Rate).

Segment Index-Linked Credit Calculation

Segment Index-Linked Credit

At Segment Maturity, the Segment Value will be adjusted by the Segment Index-Linked Credit which is equal to the Segment Index-Linked Credit Rate multiplied by the Segment Value on that date.

Step 1 – Determine Segment Index Performance

Segment Index Performance is calculated as (b ÷ a) – 1, where:

a = the Closing Value of the Index as of the Segment Start Date; and

b = the Closing Value of the Index as of the Segment Maturity Date.

Step 2 – Determine Segment Index-Linked Credit Rate

If the Segment Index Performance is zero, or positive,

Segment Index-Linked Credit Rate =	Step Rate

If the Segment Index Performance is less than zero,

Segment Index-Linked Credit Rate =	Lesser of zero, or (the Segment Index Performance plus the Buffer Rate).

Page 9.1

Policy Specifications

[The S&P 500 Index is a product of S&P Dow Jones Indices LLC (“SPDJI”), and has been licensed for use by affiliates of Brighthouse Financial, Inc. including Brighthouse Services, LLC and Brighthouse Life Insurance Company (collectively, “Brighthouse Financial”). Standard & Poor’s®, S&P® and S&P 500® are registered trademarks of Standard & Poor’s Financial Services LLC (“S&P”); Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”); and these trademarks have been licensed for use by SPDJI and sublicensed for certain purposes by Brighthouse Financial. The Flexible Premium Adjustable Life Policy is not sponsored, endorsed, sold, or promoted by SPDJI, Dow Jones, S&P, any of their respective affiliates (collectively, “S&P Dow Jones Indices”). S&P Dow Jones Indices makes no representation or warranty, express or implied, to the owners of the Flexible Premium Adjustable Life Policy or any member of the public regarding the advisability of investing in securities generally or in the Flexible Premium Adjustable Life Policy Flexible Premium Adjustable Life Policy particularly or the ability of the S&P 500 Index to track general market performance. S&P Dow Jones Indices’ only relationship to Brighthouse Financial with respect to the S&P 500 Index is the licensing of the Index and certain trademarks, service marks and/or trade names of S&P Dow Jones Indices or its licensors. The S&P 500 Index is determined, composed, and calculated by S&P Dow Jones Indices without regard to Brighthouse Financial or the Flexible Premium Adjustable Life Policy. S&P Dow Jones Indices have no obligation to take the needs of Brighthouse Financial or the owners of the Flexible Premium Adjustable Life Policy Flexible Premium Adjustable Life Policy into consideration in determining, composing, or calculating the S&P 500 Index. S&P Dow Jones Indices is not responsible for and has not participated in the determination of the prices, and amount of the Flexible Premium Adjustable Life Policy or the timing of the issuance or sale of the Flexible Premium Adjustable Life Policy Flexible Premium Adjustable Life Policy or in the determination or calculation of the equation by which the Flexible Premium Adjustable Life Policy can be converted into cash, surrendered or redeemed, as the case may be. S&P Dow Jones Indices has no obligation or liability in connection with the administration, marketing, or trading of the Flexible Premium Adjustable Life Policy. There is no assurance that investment products based on the S&P 500 Index will accurately track index performance or provide positive investment returns. S&P Dow Jones Indices LLC is not an investment advisor. Inclusion of a security within an index is not a recommendation by S&P Dow Jones Indices to buy, sell, or hold such security, nor is it considered to be investment advice. Notwithstanding the foregoing, CME Group Inc. and its affiliates may independently issue and/or sponsor financial products unrelated to the Flexible Premium Adjustable Life Policy Flexible Premium Adjustable Life Policy currently being issued by Brighthouse Financial, but which may be similar to and competitive with the Product. In addition, CME Group Inc. and its affiliates may trade financial products which are linked to the performance of the S&P 500 Index.

S&P DOW JONES INDICES DOES NOT GUARANTEE THE ADEQUACY, ACCURACY, TIMELINESS AND/OR THE COMPLETENESS OF THE S&P 500 INDEX OR ANY DATA RELATED THERETO OR ANY COMMUNICATION, INCLUDING BUT NOT LIMITED TO, ORAL OR WRITTEN COMMUNICATION (INCLUDING ELECTRONIC COMMUNICATIONS) WITH RESPECT THERETO. S&P DOW JONES INDICES SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY FOR ANY ERRORS, OMISSIONS, OR DELAYS THEREIN. S&P DOW JONES INDICES MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE OR AS TO RESULTS TO BE OBTAINED BY BRIGHTHOUSE FINANCIAL, OWNERS OF THE PRODUCT, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500 INDEX OR WITH RESPECT TO ANY DATA RELATED THERETO. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT WHATSOEVER SHALL S&P DOW JONES INDICES BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE, OR CONSEQUENTIAL DAMAGES INCLUDING BUT NOT LIMITED TO, LOSS OF PROFITS, TRADING LOSSES, LOST TIME OR GOODWILL, EVEN IF THEY HAVE BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, WHETHER IN CONTRACT, TORT, STRICT LIABILITY, OR OTHERWISE. THERE ARE NO THIRD PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN S&P DOW JONES INDICES AND BRIGHTHOUSE FINANCIAL, OTHER THAN THE LICENSORS OF S&P DOW JONES INDICES.]]

Page 9.2

Policy Specifications

Policy Number	[SPECIMEN]	Insured	[JOHN MIDDLE DOE]

  [Point-to-Point with Participation Rate

  Guaranteed Indexed Account Factors

Index	[S&P 500® Index, excluding dividends]

Segment Term	[1 YEAR]

Guaranteed Minimum Holding Account Interest Rate	[1.00]%

Guaranteed Minimum Participation Rate	[1.00]%

Floor Rate	0.00%

Overview – This describes the methods used in calculating Interim Segment Value and the Segment Index-Linked Credit for each Segment of this Indexed Account. The Indexed Account Factors used in determining Interim Segment Value and the Segment Index-Linked Credit take effect on the Segment Start Date and are guaranteed to the Segment Maturity Date but are not guaranteed for future Segments. Indexed Account Factors for each Segment are subject to the Guaranteed Indexed Account Factors shown above. The Indexed Accounts are more fully described in the Indexed Accounts section of the Policy.

Definitions

Participation Rate – The percentage of the Segment Index Performance that is used in calculating the Segment Index-Linked Credit Rate. The Guaranteed Minimum Participation Rate is shown above. We may declare a higher Participation Rate.

Floor Rate - The minimum rate that is used in calculating the Segment Index-Linked Credit Rate. The Floor Rate is shown above.

Segment Index Performance –The percentage change in the Closing Value measured from the Segment Start Date to any day within the Segment Term. Segment Index Performance can be positive, negative, or zero.

Policy Specifications

Policy Number	[SPECIMEN]	Insured	[JOHN MIDDLE DOE]

Interim Segment Value Calculation

Interim Segment Value

The Interim Segment Value for this Indexed Account is the value calculated on any day prior to the end of the Segment Term and always equals the Segment Value (see the Segment Value provision).

Segment Index-Linked Credit Calculation

Segment Index-Linked Credit

At Segment Maturity, the Segment Value will be adjusted by the Segment Index-Linked Credit which is equal to the Segment Index-Linked Credit Rate multiplied by the Segment Value on that date.

Step 1 – Determine Segment Index Performance

Segment Index Performance is calculated as (b ÷ a) – 1, where:

a = the Closing Value of the Index as of the Segment Start Date; and

b = the Closing Value of the Index as of the Segment Maturity Date.

Step 2 – Determine Segment Index-Linked Credit Rate

If the Segment Index Performance is zero, or positive,

Segment Index-Linked Credit Rate =	The Segment Index Performance x the Participation Rate

If the Segment Index Performance is less than zero,

Segment Index-Linked Credit Rate =	Floor Rate.

Page 10.1

Policy Specifications

[The S&P 500 Index is a product of S&P Dow Jones Indices LLC (“SPDJI”), and has been licensed for use by affiliates of Brighthouse Financial, Inc. including Brighthouse Services, LLC and Brighthouse Life Insurance Company (collectively, “Brighthouse Financial”). Standard & Poor’s®, S&P® and S&P 500® are registered trademarks of Standard & Poor’s Financial Services LLC (“S&P”); Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”); and these trademarks have been licensed for use by SPDJI and sublicensed for certain purposes by Brighthouse Financial. The Flexible Premium Adjustable Life Policy is not sponsored, endorsed, sold, or promoted by SPDJI, Dow Jones, S&P, any of their respective affiliates (collectively, “S&P Dow Jones Indices”). S&P Dow Jones Indices makes no representation or warranty, express or implied, to the owners of the Flexible Premium Adjustable Life Policy or any member of the public regarding the advisability of investing in securities generally or in the Flexible Premium Adjustable Life Policy particularly or the ability of the S&P 500 Index to track general market performance. S&P Dow Jones Indices’ only relationship to Brighthouse Financial with respect to the S&P 500 Index is the licensing of the Index and certain trademarks, service marks and/or trade names of S&P Dow Jones Indices or its licensors. The S&P 500 Index is determined, composed, and calculated by S&P Dow Jones Indices without regard to Brighthouse Financial or the Flexible Premium Adjustable Life Policy. S&P Dow Jones Indices have no obligation to take the needs of Brighthouse Financial or the owners of the Flexible Premium Adjustable Life Policy into consideration in determining, composing, or calculating the S&P 500 Index. S&P Dow Jones Indices is not responsible for and has not participated in the determination of the prices, and amount of the Flexible Premium Adjustable Life Policy or the timing of the issuance or sale of the Flexible Premium Adjustable Life Policy or in the determination or calculation of the equation by which the Flexible Premium Adjustable Life Policy can be converted into cash, surrendered or redeemed, as the case may be. S&P Dow Jones Indices has no obligation or liability in connection with the administration, marketing, or trading of the Flexible Premium Adjustable Life Policy. There is no assurance that investment products based on the S&P 500 Index will accurately track index performance or provide positive investment returns. S&P Dow Jones Indices LLC is not an investment advisor. Inclusion of a security within an index is not a recommendation by S&P Dow Jones Indices to buy, sell, or hold such security, nor is it considered to be investment advice. Notwithstanding the foregoing, CME Group Inc. and its affiliates may independently issue and/or sponsor financial products unrelated to the Flexible Premium Adjustable Life Policy currently being issued by Brighthouse Financial, but which may be similar to and competitive with the Product. In addition, CME Group Inc. and its affiliates may trade financial products which are linked to the performance of the S&P 500 Index.

S&P DOW JONES INDICES DOES NOT GUARANTEE THE ADEQUACY, ACCURACY, TIMELINESS AND/OR THE COMPLETENESS OF THE S&P 500 INDEX OR ANY DATA RELATED THERETO OR ANY COMMUNICATION, INCLUDING BUT NOT LIMITED TO, ORAL OR WRITTEN COMMUNICATION (INCLUDING ELECTRONIC COMMUNICATIONS) WITH RESPECT THERETO. S&P DOW JONES INDICES SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY FOR ANY ERRORS, OMISSIONS, OR DELAYS THEREIN. S&P DOW JONES INDICES MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE OR AS TO RESULTS TO BE OBTAINED BY BRIGHTHOUSE FINANCIAL, OWNERS OF THE PRODUCT, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500 INDEX OR WITH RESPECT TO ANY DATA RELATED THERETO. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT WHATSOEVER SHALL S&P DOW JONES INDICES BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE, OR CONSEQUENTIAL DAMAGES INCLUDING BUT NOT LIMITED TO, LOSS OF PROFITS, TRADING LOSSES, LOST TIME OR GOODWILL, EVEN IF THEY HAVE BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, WHETHER IN CONTRACT, TORT, STRICT LIABILITY, OR OTHERWISE. THERE ARE NO THIRD PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN S&P DOW JONES INDICES AND BRIGHTHOUSE FINANCIAL, OTHER THAN THE LICENSORS OF S&P DOW JONES INDICES.]]

Policy Number	[SPECIMEN]	Insured	[JOHN MIDDLE DOE]

Page 10.2

Policy Specifications

[Point-to-Point with Spread Rate

Indexed Account Factors

Index	[S&P 500® Index, excluding dividends]

Segment Term	[1 YEAR]

Guaranteed Minimum Holding Account Interest Rate	[1.00]%

Guaranteed Maximum Spread Rate	[10.00]%

Floor Rate	0.00%

Overview – This describes the methods used in calculating Interim Segment Value and the Segment Index-Linked Credit for each Segment of this Indexed Account. The Indexed Account Factors used in determining Interim Segment Value and the Segment Index-Linked Credit take effect on the Segment Start Date and are guaranteed to the Segment Maturity Date but are not guaranteed for future Segments. Indexed Account Factors for each Segment are subject to the Guaranteed Indexed Account Factors shown above. The Indexed Accounts are more fully described in the Indexed Accounts section of the Policy.

Definitions

Spread Rate - The percentage deducted during the calculation of the Segment Index-Linked Credit Rate. The Guaranteed Maximum Spread Rate is shown above. We may declare a lower Spread Rate.

Floor Rate - The minimum rate that is used in calculating the Segment Index-Linked Credit Rate. The Floor Rate is shown above.

Segment Index Performance - The percentage change in a Closing Value measured from the Segment Start Date to any day within the Segment Term. Segment Index Performance can be positive, negative, or zero.

Policy Specifications

Policy Number	[SPECIMEN]	Insured	[JOHN MIDDLE DOE]

Interim Segment Value Calculation

Interim Segment Value

The Interim Segment Value for this Indexed Account is the value calculated on any day prior to the end of the Segment Term and always equals the Segment Value (see the Segment Value provision).

Segment Index-Linked Credit Calculation

Segment Index-Linked Credit

At Segment Maturity, the Segment Value will be adjusted by the Segment Index-Linked Credit which is equal to the Segment Index-Linked Credit Rate multiplied by the Segment Value on that date.

Step 1 – Determine Segment Index Performance

Segment Index Performance is calculated as (b ÷ a) – 1, where:

a = the Closing Value of the Index as of the Segment Start Date; and

b = the Closing Value of the Index as of the Segment Maturity Date.

Step 2 – Determine Segment Index-Linked Credit Rate

If the Segment Index Performance is zero, or positive,

Segment Index-Linked Credit Rate =	Greater of zero or the Segment Index Performance – the Spread Rate

If the Segment Index Performance is less than zero,

Segment Index-Linked Credit Rate =	Floor Rate

Page 11.1

[The S&P 500 Index is a product of S&P Dow Jones Indices LLC (“SPDJI”), and has been licensed for use by affiliates of Brighthouse Financial, Inc. including Brighthouse Services, LLC and Brighthouse Life Insurance Company (collectively, “Brighthouse Financial”). Standard & Poor’s®, S&P® and S&P 500® are registered trademarks of Standard & Poor’s Financial Services LLC (“S&P”); Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”); and these trademarks have been licensed for use by SPDJI and sublicensed for certain purposes by Brighthouse Financial. The Flexible Premium Adjustable Life Policy is not sponsored, endorsed, sold, or promoted by SPDJI, Dow Jones, S&P, any of their respective affiliates (collectively, “S&P Dow Jones Indices”). S&P Dow Jones Indices makes no representation or warranty, express or implied, to the owners of the Flexible Premium Adjustable Life Policy or any member of the public regarding the advisability of investing in securities generally or in the Flexible Premium Adjustable Life Policy particularly or the ability of the S&P 500 Index to track general market performance. S&P Dow Jones Indices’ only relationship to Brighthouse Financial with respect to the S&P 500 Index is the licensing of the Index and certain trademarks, service marks and/or trade names of S&P Dow Jones Indices or its licensors. The S&P 500 Index is determined, composed, and calculated by S&P Dow Jones Indices without regard to Brighthouse Financial or the Flexible Premium Adjustable Life Policy. S&P Dow Jones Indices have no obligation to take the needs of Brighthouse Financial or the owners of the Flexible Premium Adjustable Life Policy into consideration in determining, composing, or calculating the S&P 500 Index. S&P Dow Jones Indices is not responsible for and has not participated in the determination of the prices, and amount of the Flexible Premium Adjustable Life Policy or the timing of the issuance or sale of the Flexible Premium Adjustable Life Policy or in the determination or calculation of the equation by which the Flexible Premium Adjustable Life Policy can be converted into cash, surrendered or redeemed, as the case may be. S&P Dow Jones Indices has no obligation or liability in connection with the administration, marketing, or trading of the Flexible Premium Adjustable Life Policy. There is no assurance that investment products based on the S&P 500 Index will accurately track index performance or provide positive investment returns. S&P Dow Jones Indices LLC is not an investment advisor. Inclusion of a security within an index is not a recommendation by S&P Dow Jones Indices to buy, sell, or hold such security, nor is it considered to be investment advice. Notwithstanding the foregoing, CME Group Inc. and its affiliates may independently issue and/or sponsor financial products unrelated to the Flexible Premium Adjustable Life Policy currently being issued by Brighthouse Financial, but which may be similar to and competitive with the Product. In addition, CME Group Inc. and its affiliates may trade financial products which are linked to the performance of the S&P 500 Index.

S&P DOW JONES INDICES DOES NOT GUARANTEE THE ADEQUACY, ACCURACY, TIMELINESS AND/OR THE COMPLETENESS OF THE S&P 500 INDEX OR ANY DATA RELATED THERETO OR ANY COMMUNICATION, INCLUDING BUT NOT LIMITED TO, ORAL OR WRITTEN COMMUNICATION (INCLUDING ELECTRONIC COMMUNICATIONS) WITH RESPECT THERETO. S&P DOW JONES INDICES SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY FOR ANY ERRORS, OMISSIONS, OR DELAYS THEREIN. S&P DOW JONES INDICES MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE OR AS TO RESULTS TO BE OBTAINED BY BRIGHTHOUSE FINANCIAL, OWNERS OF THE PRODUCT, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500 INDEX OR WITH RESPECT TO ANY DATA RELATED THERETO. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT WHATSOEVER SHALL S&P DOW JONES INDICES BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE, OR CONSEQUENTIAL DAMAGES INCLUDING BUT NOT LIMITED TO, LOSS OF PROFITS, TRADING LOSSES, LOST TIME OR GOODWILL, EVEN IF THEY HAVE BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, WHETHER IN CONTRACT, TORT, STRICT LIABILITY, OR OTHERWISE. THERE ARE NO THIRD PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN S&P DOW JONES INDICES AND BRIGHTHOUSE FINANCIAL, OTHER THAN THE LICENSORS OF S&P DOW JONES INDICES.]]

Page 11.2